TECHNIPFMC PLC AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions except per share amounts)

	(unaudited)
	Three Months Ended
	March 31 as reported on Form 10-Q filed on May 4, 2017
	2017			2016
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
Revenue	$3,388.0	$—	$3,388.0	$2,405.7	$—	$2,405.7
Costs and expenses	3,345.1	(2.9)	3,342.2	2,209.3	—	2,209.3
	42.9	2.9	45.8	196.4	—	196.4
Other income (expense), net	336.8	(263.9)	72.9	11.7	(28.3)	(16.6)
Income before net interest expense and income taxes	379.7	(261.0)	118.7	208.1	(28.3)	179.8
Net interest expense	(81.7)	(0.4)	(82.1)	(13.3)	—	(13.3)
Income before income taxes	298.0	(261.4)	36.6	194.8	(28.3)	166.5
Provision for income taxes	103.7	(51.9)	51.8	47.5	(1.6)	45.9
Net income (loss)	194.3	(209.5)	(15.2)	147.3	(26.7)	120.6
Net (income) loss attributable to noncontrolling interests	(3.5)	—	(3.5)	0.1	—	0.1
Net income (loss) attributable to TechnipFMC plc	$190.8	$(209.5)	$(18.7)	$147.4	$(26.7)	$120.7

Earnings (loss) per share attributable to TechnipFMC plc:
Basic	$0.41	$(0.45)	$(0.04)	$1.25	$(0.23)	$1.02
Diluted	$0.41	$(0.45)	$(0.04)	$1.21	$(0.24)	$0.97
Weighted average shares outstanding:
Basic	466.6		466.6	118.2		118.2
Diluted	468.9		466.6	124.4		124.4

TECHNIPFMC PLC AND CONSOLIDATED SUBSIDIARIES
BUSINESS SEGMENT DATA
(In millions)

	(unaudited)
	Three Months Ended
	March 31 as reported on Form 10-Q filed on May 4, 2017
	2017			2016
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
Revenue
Subsea	$1,376.7	$—	$1,376.7	$1,517.2	$—	$1,517.2
Onshore/Offshore	1,764.0	—	1,764.0	888.5	—	888.5
Surface Technologies	248.4	—	248.4	—	—	—
Other revenue and intercompany eliminations	(1.1)	—	(1.1)	—	—	—
Total revenue	$3,388.0	$—	$3,388.0	$2,405.7	$—	$2,405.7

Income before income taxes:

Segment operating profit (loss):
Subsea	$54.2	$—	$54.2	$196.4	$—	$196.4
Onshore/Offshore	139.9	2.9	142.8	58.5	(20.1)	38.4
Surface Technologies	(18.6)	—	(18.6)	—	—	—
Total segment operating profit	175.5	2.9	178.4	254.9	(20.1)	234.8

Corporate items:
Corporate income (expense) (1)	204.2	(263.9)	(59.7)	(46.8)	(8.2)	(55.0)
Net interest expense	(81.7)	(0.4)	(82.1)	(13.3)	—	(13.3)
Total corporate items	122.5	(264.3)	(141.8)	(60.1)	(8.2)	(68.3)
Income before income taxes (2)	$298.0	$(261.4)	$36.6	$194.8	$(28.3)	$166.5
(1) Corporate income (expense) primarily includes corporate staff expenses, stock-based compensation expenses, other employee benefits, certain foreign exchange gains and losses, and merger-related transaction expenses.
(2) Includes amounts attributable to noncontrolling interests.

TECHNIPFMC PLC AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	(unaudited)
	March 31,			December 31,
	2017			2016
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated

Cash and cash equivalents	$7,041.7	$—	$7,041.7	$6,269.3	$—	$6,269.3
Trade receivables, net	2,433.3	—	2,433.3	2,024.5	—	2,024.5
Costs in excess of billings	1,036.8	—	1,036.8	485.8	—	485.8
Inventories, net	983.5	—	983.5	334.7	—	334.7
Other current assets	2,239.5	—	2,239.5	1,822.9	—	1,822.9
Total current assets	13,734.8	—	13,734.8	10,937.2	—	10,937.2

Property, plant and equipment, net	3,975.5	—	3,975.5	2,620.1	—	2,620.1
Goodwill	9,023.6	—	9,023.6	3,718.3	—	3,718.3
Intangible assets, net	1,580.0	(78.8)	1,501.2	255.4	(81.7)	173.7
Other assets	1,256.6	124.2	1,380.8	1,168.1	72.3	1,240.4
Total assets	$29,570.5	$45.4	$29,615.9	$18,699.1	$(9.4)	$18,689.7

Short-term debt and current portion of long-term debt	$499.0	$—	$499.0	$683.6	$—	$683.6
Accounts payable, trade	4,131.5	—	4,131.5	3,837.7	—	3,837.7
Advance payments	314.9	—	314.9	411.1	—	411.1
Billings in excess of costs	3,478.7	222.4	3,701.1	3,364.5	(41.5)	3,323.0
Other current liabilities	3,072.9	—	3,072.9	2,633.5	—	2,633.5
Total current liabilities	11,497.0	222.4	11,719.4	10,930.4	(41.5)	10,888.9

Long-term debt, less current portion	3,082.8	—	3,082.8	1,869.3	—	1,869.3
Other liabilities	1,431.5	—	1,431.5	820.0	(0.4)	819.6
TechnipFMC plc stockholders’ equity	13,552.8	(177.0)	13,375.8	5,091.1	32.5	5,123.6
Noncontrolling interests	6.4	—	6.4	(11.7)	—	(11.7)
Total liabilities and equity	$29,570.5	$45.4	$29,615.9	$18,699.1	$(9.4)	$18,689.7

TECHNIPFMC PLC AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)

	(Unaudited)
	as reported on Form 10-Q filed on May 4, 2017
	Three Months Ended
	March 31
	2017			2016
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
Cash provided (required) by operating activities:
Net income (loss)	$194.3	$(209.5)	$(15.2)	$147.3	$(26.7)	$120.6
Depreciation and amortization	154.1	(2.9)	151.2	74.6	—	74.6
Asset impairments charges	0.4	—	0.4	—	—	—
Trade receivables, net and costs in excess of billings	267.7	—	267.7	8.8	—	8.8
Inventories, net	126.6	—	126.6	42.0	—	42.0
Accounts payable, trade	(168.8)	—	(168.8)	(84.0)	—	(84.0)
Advance payments and billings in excess of costs	(220.6)	263.9	43.3	(91.6)	8.2	(83.4)
Other	(202.7)	(51.5)	(254.2)	63.3	18.5	81.8
Net cash provided by operating activities	151.0	—	151.0	160.4	—	160.4

Cash provided (required) by investing activities:
Capital expenditures	(51.2)	—	(51.2)	(25.5)	—	(25.5)
Cash acquired in merger of Technip and FMC Technologies	1,479.2	—	1,479.2	—	—	—
Other investing	14.9	—	14.9	0.5	—	0.5
Net cash provided (required) by investing activities	1,442.9	—	1,442.9	(25.0)	—	(25.0)

Cash provided (required) by financing activities:
Net increase (decrease) in debt	(820.1)	—	(820.1)	(249.8)	—	(249.8)
Other financing	(45.4)	—	(45.4)	(19.4)	—	(19.4)
Net cash required by financing activities	(865.5)	—	(865.5)	(269.2)	—	(269.2)

Effect of changes in foreign exchange rates on cash and cash equivalents	44.0	—	44.0	(97.7)	—	(97.7)

Increase (decrease) in cash and cash equivalents	772.4	—	772.4	(231.5)	—	(231.5)

Cash and cash equivalents, beginning of period	6,269.3	—	6,269.3	3,178.0	—	3,178.0

Cash and cash equivalents, end of period	$7,041.7	$—	$7,041.7	$2,946.5	$—	$2,946.5

TECHNIPFMC plc AND CONSOLIDATED SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

The Reconciliation of U.S. GAAP to non-GAAP financial measures for TechnipFMC plc and consolidated subsidiaries are provided on the following page. The financial results reflect the following information:

•	On January 16, 2017, TechnipFMC was created by the business combination of Technip S.A. (Technip) and FMC Technologies, Inc. (FMC Technologies).

•
In December of 2016, Technip increased its ownership in the Yamal LNG Joint Venture and became the controlling shareholder. Under US GAAP, this would have resulted in full consolidation of the Joint Venture on the date of the transaction.

The Non-GAAP results for the three months ended March 31, 2017:

1.	Include the results of Technip for the full period;

2.
Include the results of FMC Technologies for the period January 17 to March 31, 2017; revenues of $112.9 million during the period from January 1 to January 16, 2017 were excluded, of which approximately 70 percent from Subsea and the remainder from Surface Technologies; and

3.	Fully consolidate the Yamal LNG Joint Venture for the full period, within the Onshore/Offshore segment.

The Non-GAAP pro forma results for the three months ended March 31, 2016:

1.	Include the results of both Technip and FMC Technologies for the full period;

2.	Combine FMC Technologies’ former Surface Technologies and Energy Infrastructure segments to form the pro forma Surface Technologies segment;

3.	Purchase price accounting adjustments applied on an equal basis to first quarter 2017 results to provide comparability; and

4.	Fully consolidate the Yamal LNG Joint Venture for the full period, within the Onshore/Offshore segment.

TECHNIPFMC PLC AND CONSOLIDATED SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, unaudited)

Charges and Credits
In addition to financial results determined in accordance with U.S. generally accepted accounting principles (GAAP), the First Quarter 2017 Earnings Release also includes non-GAAP financial measures (as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended) and describes performance on a year-over-year basis against 2016 pro forma results and measures. Net income, excluding charges and credits, as well as measures derived from it (including Diluted EPS, excluding charges and credits; Income before net interest expense and taxes, excluding charges and credits ("Adjusted Operating profit"); Depreciation and amortization, excluding charges and credits; Earnings before net interest expense, income taxes, depreciation and amortization, excluding charges and credits ("Adjusted EBITDA"); and net cash) are non-GAAP financial measures. Management believes that the exclusion of charges and credits from these financial measures enables investors and management to more effectively evaluate TechnipFMC's operations and consolidated results of operations period-over-period, and to identify operating trends that could otherwise be masked or misleading to both investors and management by the excluded items. These measures are also used by management as performance measures in determining certain incentive compensation. The foregoing non-GAAP financial measures should be considered by investors in addition to, not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. The following is a reconciliation of the most comparable financial measures under GAAP to the non-GAAP financial measures.

	Three Months Ended
	March 31, 2017
	Net income attributable to TechnipFMC plc	Net (income) loss attributable to noncontrolling interests	Provision for income taxes	Net interest expense	Income before net interest expense and income taxes (Operating profit)	Depreciation and amortization	Earnings before net interest expense, income taxes, depreciation and amortization (EBITDA)
TechnipFMC plc, as reported	$190.8	$(3.5)	$103.7	$(81.7)	$379.7	$154.1	$533.8
Restatement Adjustments	(209.5)	—	(51.9)	(0.4)	(261.0)	(2.9)	(263.9)
As Restated	(18.7)	(3.5)	51.8	(82.1)	118.7	151.2	269.9

Charges and (credits):
Impairment and other charges	—	—	0.4	—	0.4	—	0.4
Restructuring and other severance charges	6.8	—	2.5	—	9.3	—	9.3
Business combination transaction and integration costs	38.8	—	15.9	—	54.7	—	54.7
Purchase price accounting adjustments	94.5	—	34.9	0.3	129.1	(42.9)	86.2

Adjusted financial measures	$330.9	$(3.5)	$157.4	$(81.4)	$573.2	$111.2	$684.4
As Restated	121.4	(3.5)	105.5	(81.8)	312.2	108.3	420.5

	Pro Forma Three Months Ended
	March 31, 2016
	Net income attributable to TechnipFMC plc	Net (income) loss attributable to noncontrolling interests	Provision for income taxes	Net interest expense	Income before net interest expense and income taxes (Operating profit)	Depreciation and amortization	Earnings before net interest expense, income taxes, depreciation and amortization (EBITDA)
TechnipFMC plc, as reported	$123.3	$0.1	$26.7	$(13.6)	$163.5	$160.5	$324.0
Restatement Adjustments	(26.7)	—	(1.6)	—	(28.3)	—	(28.3)
As Restated	96.6	0.1	25.1	(13.6)	135.2	160.5	295.7

Charges and (credits):
Impairment and other charges	53.8	—	—	—	53.8	—	53.8
Restructuring and other severance charges	22.2	—	—	—	22.2	—	22.2
Purchase price accounting adjustments	94.5	—	34.9	0.3	129.1	(42.9)	86.2

Adjusted financial measures	$293.8	$0.1	$61.6	$(13.3)	$368.6	$117.6	$486.2
As Restated	267.1	0.1	60.0	(13.3)	340.3	117.6	457.9

TECHNIPFMC PLC AND CONSOLIDATED SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions except per share amounts, unaudited)

	(Unaudited)
	Three Months Ended
	March 31, 2017			March 31, 2016
	As Previously Reported	Restatement Adjustments	As Restated	As Previously Reported	Restatement Adjustments	As Restated
(after-tax)
Net income attributable to TechnipFMC plc, as reported	$191	$(210)	$(19)	$147	$(27)	$121

Charges and (credits):
Impairment and other charges (1)	—	—	—	13	—	13
Restructuring and other severance charges (2)	7	—	7	12	—	12
Business combination transaction and integration costs (3)	39	—	39	—	—	—
Purchase price accounting adjustments (4)	95	—	95	—	—	—

Adjusted net income attributable to TechnipFMC plc	$331	$(210)	$121	$172	$(27)	$145

Diluted EPS attributable to TechnipFMC plc, as reported	$0.41	$(0.45)	$(0.04)	$1.21	$(0.24)	$0.97

Adjusted diluted EPS attributable to TechnipFMC plc	$0.71	$(0.45)	$0.26	$1.41	$(0.24)	$1.17

(1) Tax effect of nil and $6 million during the three months ended March 31, 2017 and 2016, respectively.
(2) Tax effect of $3 million and $5 million during the three months ended March 31, 2017 and 2016, respectively.
(3) Tax effect of $16 million and nil during the three months ended March 31, 2017 and 2016, respectively.
(4) Tax effect of $35 million and nil during the three months ended March 31, 2017 and 2016, respectively.

TECHNIPFMC PLC AND CONSOLIDATED SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, unaudited)

	Three Months Ended
	March 31, 2017
	Subsea Technologies	Onshore/ Offshore	Surface Technologies	Corporate and Other	Total
Revenue	$1,376.7	$1,764.0	$248.4	$(1.1)	$3,388.0

Operating profit, as reported (pre-tax)	$54.2	$139.9	$(18.6)	$204.2	$379.7
Restatement Adjustments		2.9		(263.9)	(261.0)
As Restated		142.8		(59.7)	118.7

Charges and (credits):
Impairment and other charges	0.2	—	0.2	—	0.4
Restructuring and other severance charges	6.5	(0.3)	1.2	1.9	9.3
Business combination transaction and integration costs	1.5	—	0.8	52.3	54.7
Purchase price accounting adjustments - non-amortization related	55.0	—	34.2	(3.0)	86.2
Purchase price accounting adjustments - amortization related	34.0	—	9.0	(0.1)	42.9
Subtotal	97.2	(0.3)	45.4	51.1	193.5

Adjusted Operating profit	151.4	139.6	26.8	255.3	573.2
As Restated		142.5		(8.6)	312.2

Adjusted Depreciation and amortization	87.2	12.6	9.2	2.2	111.2
Restatement Adjustments		(2.9)			(2.9)
As Restated		9.7			108.3

Adjusted EBITDA(1)	$238.6	$152.2	$36.0	$257.5	$684.4
As Restated				(6.4)	420.5

Operating profit margin, as reported	3.9%	7.9%	(7.5)%		11.2%
As Restated		8.1%			3.5%

Adjusted Operating profit margin	11.0%	7.9%	10.8%		16.9%
As Restated		8.1%			9.2%

Adjusted EBITDA margin(1)	17.3%	8.6%	14.5%		20.2%
As Restated					12.4%

	Pro Forma Three Months Ended
	March 31, 2016
	Subsea Technologies	Onshore/ Offshore	Surface Technologies	Corporate and Other	Total
Revenue, as pro forma	$2,378.0	$2,181.9	$349.6	$(4.9)	$4,904.6
Restatement Adjustments		(213.0)			(213.0)
As Restated		1,968.9			4,691.6

Operating profit (pre-tax), as pro forma	$216.9	$58.4	$(75.1)	$(36.7)	$163.5
Restatement Adjustments				(28.3)	(28.3)
As Restated				(65.0)	135.2

Charges and (credits):
Impairment and other charges	0.1	19.4	34.2	—	53.8
Restructuring and other severance charges	0.3	16.0	5.8	—	22.2
Purchase price accounting adjustments - non-amortization related	55.0	—	34.2	(3.0)	86.2
Purchase price accounting adjustments - amortization related	34.0	—	9.0	(0.1)	42.9
Subtotal	89.5	35.4	83.3	(3.1)	205.1

Adjusted Operating profit	306.4	93.8	8.2	(39.8)	368.6
As Restated				(68.1)	340.3

Adjusted Depreciation and amortization	89.7	9.1	20.8	(2.0)	117.6

Adjusted EBITDA(1)	$396.1	$102.9	$29.0	$(41.8)	$486.2
As Restated				(70.1)	457.9

Operating profit margin, as pro forma	9.1%	2.7%	(21.5)%		3.3%
As Restated		3.0%			2.9%

Adjusted Operating profit margin	12.9%	4.3%	2.3%		7.5%
As Restated		4.8%			7.3%

Adjusted EBITDA margin(1)	16.7%	4.7%	8.3%		9.9%
		5.2%			9.8%
As Restated

(1) Includes amounts attributable to noncontrolling interests